UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2016

JOHNSON CONTROLS, INC.
(Exact name of registrant as specified in its charter)

Wisconsin	1-5097	39-0380010
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5757 North Green Bay Avenue Milwaukee, Wisconsin	53209
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  414-524-1200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Johnson Controls, Inc. (the “Company” or “Johnson Controls”) is making the following supplemental disclosures to the definitive joint proxy statement/prospectus on Schedule 14A (the “Proxy Statement/Prospectus”) filed with the U.S. Securities and Exchange Commission (the “SEC”) by the Company on July 6, 2016, in connection with the proposed settlement of certain litigation relating to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of January 24, 2016, as amended by Amendment No. 1, dated as of July 1, 2016, by and among the Company, Tyco International plc (“Tyco”) and certain other parties named therein, including Jagara Merger Sub LLC (“Merger Sub”), pursuant to which, among other things, subject to the terms and conditions thereof, Merger Sub will merge with and into the Company, with the Company surviving the merger as an indirect wholly owned subsidiary of Tyco (the “Merger”). Pursuant to the proposed settlement, the Company has agreed to provide the additional information set forth below under the heading “Supplement to Definitive Proxy Statement.” The following supplemental disclosures should be read in conjunction with the Proxy Statement/Prospectus, which should be read in its entirety. To the extent that information herein differs from or updates information contained in the Proxy Statement/Prospectus, the information contained herein supersedes the information contained in the Proxy Statement/Prospectus. Defined terms used but not defined herein have the meanings set forth in the Proxy Statement/Prospectus.

As previously disclosed on pages 39 and 218 of the Proxy Statement/Prospectus, on May 20, 2016, a putative class action lawsuit, Laufer v. Johnson Controls, Inc., et al., Docket No. 2016CV003859 (the “Lawsuit”), was filed in the Circuit Court of Wisconsin, Milwaukee County (the “Court”), naming the Company, the individual members of its board of directors, Tyco and Merger Sub as defendants.

On August 8, 2016, the defendants reached an agreement with the plaintiffs in the Lawsuit regarding a settlement of the action. That agreement is reflected in a memorandum of understanding that outlines the terms of the parties’ agreement to settle, dismiss and release all claims which were or could have been asserted in the Lawsuit, and is subject to court approval.  Defendants agreed to the memorandum of understanding solely to avoid the uncertainty, risk, burden, and expense inherent in litigation and without admitting or denying that further supplemental disclosure is required under any applicable rule, statute, regulation or law.  The memorandum of understanding is conditioned upon, among other things, the execution of an appropriate stipulation of settlement.  The stipulation of settlement will be subject to customary conditions, including judicial approval of the proposed settlement contemplated by the memorandum of understanding, following notice to the Company’s shareholders.  In the event that the parties enter into a stipulation of settlement, a hearing will be scheduled at which the Court will consider the fairness, reasonableness, and adequacy of the proposed settlement.  If the proposed settlement is finally approved by the Court, it is anticipated that the settlement will result in a release of all claims that were or could have been brought by plaintiffs or any member of the putative class of the Company’s shareholders that they purport to represent challenging any aspect of or otherwise relating to the Merger, any actions, deliberations or negotiations in connection with the Merger or any agreements, disclosures, or events related thereto, including the Merger Agreement and the disclosures made in connection therewith, and that the Lawsuit will be dismissed with prejudice.  There can be no assurance that the parties will ultimately enter into a stipulation of settlement or that the Court will approve the settlement.  In either event, or certain other circumstances specified in the memorandum of understanding, the proposed settlement as contemplated by the memorandum of understanding may be terminated.  The settlement will not affect, among other things, the consideration to be paid to the Company’s shareholders in connection with the Merger.

As previously disclosed in the Proxy Statement/Prospectus, a special meeting is being held on August 17, 2016, at 1:00 p.m., local time, at The Ritz-Carlton Dallas, 2121 McKinney Ave, Dallas, TX 75201,

for the purpose of considering and voting upon, among other things, the Merger Agreement and the Merger. The Company’s board of directors unanimously recommends that the Company’s shareholders vote “FOR” the proposal to approve the Merger Agreement and “FOR” the other proposals being considered at the special meeting.

SUPPLEMENT TO DEFINITIVE PROXY STATEMENT

(1)                     The section of the Proxy Statement/Prospectus entitled “The Merger—Background of the Merger” is hereby supplemented as follows:

(A)                   The second sentence of the fifth paragraph of such section is hereby amended and restated in its entirety as follows:

“As part of this process, members of Johnson Controls management, with the assistance of its financial advisors, Centerview and Barclays Capital Inc. (“Barclays”) and other advisors, including Wachtell Lipton, considered a potential business combination between Johnson Controls and a number of other companies or one or more of their business divisions, including Tyco.”

(B)                   The fiftieth paragraph of such section is hereby amended and restated in its entirety as follows:

“On January 8, 2016, a financial advisor to one of the companies with which Johnson Controls had explored a possible strategic transaction in the summer of 2015 contacted a representative of Centerview as a follow-up to a meeting held by such advisors regarding reasons for the termination of the earlier discussions.  The financial advisor shared certain terms that would likely be important if the companies were to resume discussions, including with regard to the timing of the spin-off of the Automotive Experience business.  Based on the prior discussions between the parties, Johnson Controls management determined that a transaction on these terms was less likely to be completed than the proposed business combination with Tyco because there existed differences over, among other items, the timing of the spin-off of the Automotive Experience business, the management and governance of the combined company and the structure of the transaction.  In addition, Johnson Controls management determined that the other party did not have the financial capacity to pursue a transaction on terms similar to the proposed business combination with Tyco. Mr. Molinaroli discussed management’s determination with Mr. Joerres.  As a result, the parties did not recommence discussions regarding the potential business combination.  Johnson Controls management subsequently advised the Johnson Controls board of directors of the conversation and management’s determination.”

(C)                   The sixty-fifth paragraph of such section is hereby amended and restated in its entirety as follows:

“On January 20, 21 and 22, 2016, Wachtell Lipton, on behalf of Johnson Controls, and Simpson Thacher, on behalf of Tyco, exchanged drafts of the merger agreement and other related documents, including the disclosure letters to the merger agreement.  Johnson Controls’ draft disclosure letter permitted Johnson Controls to, among other items, enter into agreements with its directors and executive officers providing for the reimbursement of any taxes that may be imposed under Section 4985 of the Code in connection with the merger, although no such reimbursement was expected to become necessary or payable in connection with the merger.  The parties did not subsequently discuss Johnson Controls’ ability to provide such reimbursement.”

(D)                   The second sentence of the seventy-fourth paragraph of such section is hereby amended and restated in its entirety as follows:

“Among other items, Johnson Controls management indicated to the board that although management, together with Centerview (whose fee is, in part, contingent on the consummation of the proposed transaction), Wachtell Lipton and Johnson Controls’ tax advisors, were continuing to analyze the regulations, they did not currently expect the Temporary Section 7874 Regulations to affect the ability of Johnson Controls and Tyco to consummate the transaction along the lines previously announced by the companies.”

(E)                    The seventy-fourth paragraph of such section is hereby amended by adding the following sentence at the end of such paragraph:

“Johnson Controls and Tyco did not conduct a revised valuation analysis of the combined company prior to making this announcement because the amount of expected global tax synergies, taking into account the effect of the Proposed Section 385 Regulations and the newly identified annual global tax synergies, was equal to the amount of expected tax synergies considered by the parties’ respective boards of directors prior to the parties’ execution of the definitive merger agreement.”

(2)                     The section of the Proxy Statement/Prospectus entitled “The Merger—Opinions of Johnson Controls’ Financial Advisors” is hereby supplemented as follows:

(A)                   The second paragraph of the section titled “Summary of the Financial Analyses of Johnson Controls’ Financial Advisors” section is hereby amended by adding the following sentence to the end of such paragraph:

“Except as otherwise noted, the results of Barclays’ analyses have been rounded to whole numbers.”

(B)                   The second, third and fourth sentences of the second paragraph of the section titled “Summary of the Financial Analyses of Johnson Controls’ Financial Advisors—Selected Comparable Company Analysis” are hereby amended and restated in their entirety as follows:

“None of the selected companies used in this analysis is identical or directly comparable to Johnson Controls or Tyco but were chosen by Johnson Controls’ financial advisors because they are publicly traded companies with certain operational or financial characteristics which, for purposes of analysis, may be considered similar to certain operational or financial characteristics of Johnson Controls or Tyco. However, because none of the selected comparable companies is exactly the same as Johnson Controls or Tyco, Johnson Controls’ financial advisors believed that it was inappropriate to, and therefore did not, rely solely on the quantitative results of the selected comparable company analysis. Accordingly, Johnson Controls’ financial advisors also made qualitative judgments, based on their experience in the industry and judgment as financial advisors, concerning differences between the business, financial and operating characteristics and prospects of Johnson Controls and Tyco and the selected comparable companies that could affect the public trading values of each in order to provide a context in which to consider the results of the quantitative analysis. These qualitative judgments related primarily to the differing business lines, sizes, geographies, growth prospects, profitability levels and degree of operational risk between Johnson Controls, Tyco and the selected comparable companies.”

(C)                   The following is inserted between the fourth and fifth paragraphs of the section titled “Summary of the Financial Analyses of Johnson Controls’ Financial Advisors—Selected Comparable Company Analysis”:

“The results of this analysis for Johnson Controls and Tyco were as follows:

	Diluted Shares	Equity Value	Enterprise Value	NTM P/E	NTM EV/ EBITDA
Johnson Controls	653.6	$23,268	$30,266	9.1x	6.7x
Tyco	430.0	$13,153	$15,264	14.1x	9.8x
Transaction @ 0.955x	430.5	$14,339	$16,450	15.4x	10.6x

The results of this analysis for each of the selected companies were as follows:

Company	NTM P/E	NTM EV/EBITDA

3M Company	16.8x	11.0x

AAON, Inc.	21.5x	12.3x

Daikin Industries, Ltd.	15.9x	8.5x

Danaher Corporation	17.4x	13.4x

Dover Corporation	13.9x	9.0x

Eaton Corporation Plc	11.3x	9.2x

Emerson Electric Co.	14.1x	8.4x

Honeywell International Inc.	14.8x	10.1x

Ingersoll Rand PLC	12.7x	8.6x

Illinois Tool Works Inc.	15.0x	10.0x

Lennox International Inc.	18.3x	12.6x

Stanley Black & Decker Inc.	14.8x	9.8x

United Technologies Corporation	13.1x	8.3x

Autoliv Inc.	14.2x	7.6x

Delphi Automotive PLC	10.7x	7.7x

Faurecia SA	9.5x	3.7x

Lear Corporation	8.7x	5.0x

Magna International Inc.	6.9x	4.4x

Tenneco Inc.	7.2x	4.5x”

(D)                   The first sentence of the sixth paragraph of the section titled “Summary of the Financial Analyses of Johnson Controls’ Financial Advisors—Selected Comparable Company Analysis” is hereby amended and restated in its entirety as follows:

“Through the application of their experience and professional judgment to these analyses, as well as other considerations that they deemed relevant, Johnson Controls’ financial advisors derived illustrative ranges of trading multiples of 8.0x to 9.0x for RemainCo’s NTM EV/EBITDA and 4.0x to 5.0x for AE’s NTM EV/EBITDA.”

(E)                    The seventh paragraph of the section titled “Summary of the Financial Analyses of Johnson Controls’ Financial Advisors—Selected Comparable Company Analysis” is hereby amended by adding the following at the end of such paragraph:

“The EPS values that Barclays was directed by Johnson Controls to use were:

	Fiscal Year Ending September 30,
	2016E	2017E	2018E	2019E	2020E
EPS	$3.78	$4.08	$4.50	$4.84	$5.59	”

(F)                     The second, third and fourth sentences of the ninth paragraph of the section titled “Summary of the Financial Analyses of Johnson Controls’ Financial Advisors—Selected Comparable Company Analysis” are hereby amended and restated in their entirety as follows:

“Through the application of their experience and professional judgment to these analyses, as well as other considerations that they deemed relevant, Johnson Controls’ financial advisors derived illustrative ranges of trading multiples of 9.0x to 10.0x for Tyco’s NTM EV/EBITDA ratio and 13.5x to 15.0x for Tyco’s NTM P/E ratio.  Johnson Controls’ financial advisors then applied these ranges to the estimated NTM EBITDA projected in the Tyco internal forecasts and to estimated NTM EPS, which was calculated by Johnson Controls’ financial advisors based on the Tyco internal forecasts, using assumptions that Johnson Controls’ financial advisors were directed to use by Johnson Controls that included, among others, adjustments to Tyco’s effective tax rate.  The EPS values that Johnson Controls’ financial advisors were directed by Johnson Controls to use were:

	Fiscal Year Ending September,
	2016E	2017E	2018E	2019E	2020E
EPS	$2.22	$2.53	$2.96	$3.17	$3.35	”

(G)                   The first paragraph of the section titled “Summary of the Financial Analyses of Johnson Controls’ Financial Advisors—Selected Precedent Transactions Analysis” is hereby amended and restated in its entirety as follows:

“Centerview conducted a selected precedent transactions analysis for both Johnson Controls and Tyco, while Barclays performed a selected precedent transaction analysis for Tyco only.  In conducting their respective analyses, both Centerview and Barclays reviewed and compared transactions that they, based on their experience with merger and acquisition transactions, deemed relevant.  None of the selected companies or transactions used in this analysis is identical or directly comparable to Johnson Controls, Tyco or the transaction but were chosen by Johnson Controls’ financial advisors because they are companies with certain operational or financial characteristics, which, for the purposes of analysis, may be considered similar to certain operational or financial characteristics of Johnson Controls or Tyco. The reasons for and the circumstances surrounding each of the selected precedent transactions analyzed were diverse and there are inherent differences in the business, operations, financial conditions and prospects of Johnson Controls, Tyco and the companies included in the selected precedent transactions analysis. Because none of the selected comparable transactions is exactly the same as this transaction, Johnson Controls’ financial advisors believed that it was inappropriate to, and therefore did not, rely solely on the quantitative results of the selected comparable transactions analysis. Accordingly, Johnson Controls’ financial advisors also made qualitative judgments, based on their experience in the industry and judgment as financial advisors, concerning differences between the business, financial and operating characteristics and prospects of Johnson Controls and Tyco and the selected target companies that could affect the acquisition or other values of Johnson Controls, Tyco and the selected target companies in order to provide a context in which to consider the results of the quantitative analysis.”

(H)                  The second paragraph of the section titled “Summary of the Financial Analyses of Johnson Controls’ Financial Advisors—Selected Precedent Transactions Analysis” is deleted in its entirety.

(I)                       The table following the fourth paragraph of the section titled “Summary of the Financial Analyses of Johnson Controls’ Financial Advisors—Selected Precedent Transactions Analysis” is amended and restated in its entirety as follows:

“Announcement Date	Target	Acquiror	Transaction Value ($bn)	EV/LTM EBITDA
RemainCo / MI
07/28/15	Melrose Industries Plc (Elster)	Honeywell International, Inc.	$5.1	14.3x
05/13/15	Pall Corporation	Danaher Corporation	13.8	20.8x
09/22/14	Dresser-Rand Group, Inc.	Siemens AG	7.6	17.6x
04/30/14	Alstom Businesses	General Electric Company	13.5	7.9x
04/16/14	*Air Distribution Technologies, Inc.	Johnson Controls	1.6	13.5x
07/31/13	Invensys PLC	Schneider Electric S.A.	3.7	11.9x
05/21/12	Cooper Industries PLC	Eaton Corporation	12.2	12.9x
03/28/12	Tyco Flow Control	Pentair, Inc.	4.9	11.3x
01/30/12	Thomas & Betts Corporation	ABB Ltd	3.9	9.9x
09/21/11	Goodrich Corporation	United Technologies Corp.	18.4	12.9x
02/07/11	Beckman Coulter, Inc.	Danaher Corporation	6.8	8.4x
11/30/10	Baldor Electric Company	ABB Ltd	4.2	14.3x
11/15/10	Bucyrus International, Inc.	Caterpillar, Inc.	8.6	14.3x
12/17/07	*Trane, Inc.	Ingersoll-Rand Company Limited	10.1	12.8x
10/22/07	*Goodman Global, Inc.	Hellman & Friedman LLC	2.7	11.2x
08/24/05	*York International Corporation	Johnson Controls	3.2	13.9

Median EV / LTM EBITDA 12.9x

Auto Suppliers

08/03/15	*Nokia’s HERE Digital Mapping	AUDI AG, BMW Group & Daimler AG	$3.1	NA
07/16/15	*Getrag Group of Companies	Magna International Inc.	2.7	8.8x
07/13/15	*Remy International, Inc.	BorgWarner, Inc.	1.2	8.0x
03/22/15	*Pirelli & C SpA	Bidco SpA	8.8	7.0x
09/15/14	*TRW Automotive Holdings Corp.	ZF Friedrichshafen AG	13.5	7.6x
02/10/14	*Veyance Technologies, Inc.	Continental AG	1.9	7.3x

Median EV / LTM EBITDA 7.6x

Fire & Security

06/27/11	Niscayah Group AB	SBD Holding AB (Stanley)	$1.2	14.2x
05/19/10	Sperian Protection	Honeywell International, Inc.	1.4	13.5x
11/12/09	GE Security	United Technologies Corp.	1.8	9.1x
08/01/07	Pelco Inc.	Schneider Electric S.A.	1.2	26.5x
03/30/07	Initial Electronic Security Group	United Technologies Corp.	1.2	11.4x
12/16/04	Kidde Ltd.	United Technologies Corp.	3.2	13.2x
12/13/04	Novar PLC	Honeywell International, Inc.	2.4	9.2x
11/15/04	Edwards Systems Technology	General Electric Company	1.4	12.5x

Median EV / LTM EBITDA 12.8x

*Denotes transactions not considered by Barclays when determining the precedent transactions range for Tyco.”

(J)                       The second paragraph of the section titled “Summary of the Financial Analyses of Johnson Controls’ Financial Advisors—Discounted Cash Flow Analysis Without Synergies” is hereby amended and restated in its entirety as follows:

“To calculate the estimated enterprise value of Johnson Controls using the DCF method, Johnson Controls’ financial advisors calculated the after-tax unlevered free cash flows for 9 months of fiscal year 2016 from January 1, 2016 to September 30, 2016 and full year of fiscal year 2017 through 2020.  ‘Unlevered free cash flows’ refers to a calculation of the future cash flows of an asset without including in such calculation any debt servicing costs. For purposes of this analysis, unlevered free cash flows was calculated using after-tax operating income, adding back depreciation and amortization, and subtracting (a) capital expenditures, (b) certain one-time tax payments, (c) restructuring costs and (d) other operating cash flows, and adjusting for changes in working capital, in each case, as provided by management of Johnson Controls.

The projected unlevered free cash flows used for the purposes of this analysis were as follows:

2016E(1)	2017E	2018E	2019E	2020E
$1,145	$2,277	$2,666	$2,871	$3,436

(1) The 9-month unlevered free cash flows for FY2016E based on 75% of FY2016E.

Johnson Controls’ financial advisors then estimated a range of terminal values for Johnson Controls at the end of the forecast period by applying perpetuity growth rates ranging from 1.5% to 2.5%, which were selected by Johnson Controls’ financial advisors based on their experience and professional judgment, to estimated after-tax unlevered free cash flows for the terminal year, which was calculated by Johnson Controls’ financial advisors based on the Johnson Controls internal forecasts, using assumptions that Johnson Controls’ financial advisors’ were directed to use by Johnson Controls. Johnson Controls’ financial advisors’ analysis implied a range of terminal values for Johnson Controls at the end of the forecast period of 6.3x to 8.2x for Barclays based on a discount rate of 9.5% to 10.5% and 6.6x to 8.8x for Centerview based on a discount rate of 9.0% to 10.0%.”

(K)                   The fourth paragraph of the section titled “Summary of the Financial Analyses of Johnson Controls’ Financial Advisors—Discounted Cash Flow Analysis Without Synergies” is hereby amended and rested in its entirety as follows:

“Centerview and Barclays derived their respective WACC using the Capital Asset Pricing Model and based on considerations that Centerview deemed relevant in its professional judgment and experience, taking into account certain metrics including target capital structure, the cost of long-term U.S. Treasury debt, tax rates, unlevered and levered betas for certain selected comparable companies, as well as certain financial metrics for the U.S. financial markets generally.”

(L)                    The seventh paragraph of the section titled “Summary of the Financial Analyses of Johnson Controls’ Financial Advisors—Discounted Cash Flow Analysis Without Synergies” is hereby amended and restated in its entirety as follows:

“To calculate the estimated enterprise value of Tyco using the DCF method, Johnson Controls’ financial advisors calculated the after-tax unlevered free cash flows for 9 months of fiscal year 2016 from January 1, 2016 to September 30, 2016 and full year of fiscal year 2017 through 2020.  For purposes of this analysis, unlevered free cash flows was calculated using after-tax operating income, adding back depreciation and amortization, and subtracting (a) capital expenditures, (b) certain one-time tax payments, (c) litigation expenses and (d) other operating cash flows and adjusting for changes in working capital, in each case, as provided by management of Tyco.

The projected unlevered free cash flows used for the purposes of this analysis were as follows:

2016E(1)	2017E	2018E	2019E	2020E
$514	$1,004	$1,166	$1,242	$1,310

(1) The 9-month unlevered free cash flows for FY2016E based on 75% of FY2016E.

Johnson Controls’ financial advisors then estimated a range of terminal values for Tyco at the end of the forecast period by applying perpetuity growth rates ranging from 2.5% to 3.5%, which were selected by Johnson Controls’ financial advisors based on their experience and professional judgment, to estimated after-tax unlevered free cash flows for the terminal year, which was calculated by Johnson Controls’ financial advisors based on the Tyco internal forecasts, using assumptions that Johnson Controls’ financial advisors’ were directed to use by Johnson Controls. Johnson Controls’ financial advisors’ analysis implied a range of terminal values for Tyco at the end of the forecast period of 7.9x to 10.9x.”

(M)                The second and third sentences of the fourth paragraph of the section titled “Summary of the Financial Analyses of Johnson Controls’ Financial Advisors—Discounted Cash Flow Analysis With Synergies” are amended and restated in their entirety as follows:

“Centerview assumed, at the direction of Johnson Controls management, that the combined company would not begin to have the full benefit of the estimated run-rate tax synergies until four years following consummation of the proposed transaction and therefore deducted $65 million from the total value of tax synergies, which Johnson Controls management estimated to be the impact of three undiscounted years of foregone interest deductibility associated with the new debt that Tyco proposes to raise to fund the cash consideration to Johnson Controls shareholders. Centerview then added the result to each end of the range of total value of operating synergies, to derive a range of total synergies.”

(N)                   The second sentence of the first bullet following the first paragraph of the section titled “Summary of the Financial Analyses of Johnson Controls’ Financial Advisors—Other Factors” is amended and restated in its entirety as follows:

“Johnson Controls’ financial advisors considered the price target of $68 by one of the equity research analysts for Johnson Controls to be an outlier versus other estimates and excluded it from their analysis for Johnson Controls.”

(3)                     The section of the Proxy Statement/Prospectus entitled “The Merger—Opinions of Tyco’s Financial Advisor” is hereby supplemented as follows:

(A)                   The fifth sentence of the second paragraph of the section titled “Other” is hereby amended and restated in its entirety as follows:

“The materials prepared for those meetings were based solely on publicly available information, and Johnson Controls did not provide material non-public information to Lazard in connection with such meetings.”

(B)                   The second paragraph of the section titled “Other” is hereby amended by adding the following sentence at the end of such paragraph:

“As noted above, Lazard was not engaged by Johnson Controls to pursue a potential business combination with another party.”

NO OFFER OR SOLICITATION

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed transaction between Johnson Controls and Tyco, Tyco has filed with the SEC a registration statement on Form S-4 that includes a definitive joint proxy statement of Johnson Controls and Tyco that also constitutes a prospectus of Tyco (also referred to as the “Joint Proxy Statement/Prospectus”). Johnson Controls and Tyco have mailed to their respective shareholders the definitive Joint Proxy Statement/Prospectus in connection with the transaction. INVESTORS AND SECURITY HOLDERS OF JOHNSON CONTROLS AND TYCO ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT JOHNSON CONTROLS, TYCO, THE TRANSACTION AND RELATED MATTERS. Investors and security holders are able to obtain free copies of the Joint Proxy Statement/Prospectus and other documents filed with the SEC by Johnson Controls and Tyco through the website maintained by the SEC at www.sec.gov. In addition, investors and security holders are able to obtain free copies of the documents filed with the SEC by Johnson Controls by contacting Johnson Controls Shareholder Services at Shareholder.Services@jci.com or by calling (800) 524-6220 and are able to obtain free copies of the documents filed with the SEC by Tyco by contacting Tyco Investor Relations at Investorrelations@Tyco.com or by calling (609) 720-4333.

PARTICIPANTS IN THE SOLICITATION

Johnson Controls, Tyco and certain of their respective directors, executive officers and employees may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the respective shareholders of Johnson Controls and Tyco in connection with the proposed transactions, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in the Joint Proxy Statement/Prospectus. Information regarding Johnson Controls’ directors and executive officers is contained in Johnson Controls’ proxy statement for its 2016 annual meeting of shareholders, which was filed with the SEC on December 14, 2015. Information regarding Tyco’s directors and executive officers is contained in Tyco’s proxy statement for its 2016 annual meeting of shareholders, which was filed with the SEC on January 15, 2016.

Johnson Controls Cautionary Statement Regarding Forward-Looking Statements

There may be statements in this communication that are, or could be, “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and, therefore, subject to risks and uncertainties, including, but not limited to, statements regarding Johnson Controls’ or the combined company’s future financial position, sales, costs, earnings, cash flows, other measures of results of operations, capital expenditures or debt levels are forward-looking statements. Words such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “should,” “forecast,” “project” or “plan” or terms of similar meaning are also generally intended to identify forward-looking statements. Johnson Controls cautions that these statements are subject to numerous important risks, uncertainties, assumptions and other factors, some of which are beyond Johnson Controls’ control, that could cause Johnson Controls or the combined company’s actual results to differ materially from those expressed or implied by such forward-looking statements, including, among others, risks related to: Johnson Controls’ and/or Tyco’s ability to obtain necessary regulatory approvals and shareholder approvals or to satisfy any of the other conditions to the transaction on a timely basis or at all, any delay or inability of the combined company to realize the expected benefits and synergies of the transaction, changes in tax laws, regulations, rates, policies or interpretations, the loss of key senior management, anticipated tax treatment of the combined company, the value of the Tyco shares to be issued in the transaction, significant transaction costs and/or unknown liabilities, potential litigation relating to the proposed transaction, the risk that disruptions from the proposed transaction will harm Johnson Controls’ business, competitive responses to the proposed transaction and general economic and business conditions that affect the combined company following the transaction. A detailed discussion of risks related to Johnson Controls’ business is included in the section entitled “Risk Factors” in Johnson Controls’ Annual Report on Form 10-K for the fiscal year ended September 30, 2015 filed with the SEC on November 18, 2015 and Johnson Controls’ Quarterly Reports on Form 10-Q filed with the SEC after such date, which are available at www.sec.gov and www.johnsoncontrols.com under the “Investors” tab. Any forward-looking statements in this communication are only made as of the date of this communication, unless otherwise specified, and, except as required by law, Johnson Controls assumes no obligation, and disclaims any obligation, to update such statements to reflect events or circumstances occurring after the date of this communication.

Statement Required by the Irish Takeover Rules

The directors of Johnson Controls accept responsibility for the information contained in this communication. To the best of the knowledge and belief of the directors of Johnson Controls (who have taken all reasonable care to ensure that such is the case), the information contained in this communication is in accordance with the facts and does not omit anything likely to affect the import of such information.

Centerview Partners LLC is a broker dealer registered with the United States Securities and Exchange Commission and is acting as financial advisor to Johnson Controls and no one else in connection with the proposed transaction. In connection with the proposed transaction, Centerview Partners LLC, its affiliates and related entities and its and their respective partners, directors, officers, employees and agents will not regard any other person as their client, nor will they be responsible to anyone other than Johnson Controls for providing the protections afforded to their clients or for giving advice in connection with the proposed transaction or any other matter referred to in this announcement.

Barclays Capital Inc. is a broker dealer registered with the United States Securities and Exchange Commission and is acting as financial advisor to Johnson Controls and no one else in connection with the proposed transaction. In connection with the proposed transaction, Barclays Capital Inc., its affiliates and related entities and its and their respective partners, directors, officers, employees and agents will not regard any other person as their client, nor will they be responsible to anyone other than Johnson Controls for providing the protections afforded to their clients or for giving advice in connection with the proposed transaction or any other matter referred to in this announcement.

NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION, IN WHOLE OR IN PART, IN, INTO OR FROM ANY JURISDICTION WHERE TO DO SO WOULD CONSTITUTE A VIOLATION OF THE RELEVANT LAWS OR REGULATIONS OF SUCH JURISDICTION.

This communication is not intended to be and is not a prospectus for the purposes of Part 23 of the Companies Act 2014 of Ireland (the “2014 Act”), Prospectus (Directive 2003/71/EC) Regulations 2005 (S.I. No. 324 of 2005) of Ireland (as amended from time to time) or the Prospectus Rules issued by the Central Bank of Ireland pursuant to section 1363 of the 2014 Act, and the Central Bank of Ireland (“CBI”) has not approved this communication.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHNSON CONTROLS, INC.

Date: August 8, 2016		/s/ Brian J. Cadwallader
	Name:	Brian J. Cadwallader
	Title:	Vice President, Secretary and General Counsel